Green Brick Partners, Inc. 8-K

Exhibit 10.1

THIRD RENEWAL, EXTENSION, AND MODIFICATION
OF PROMISSORY NOTE
AND
THIRD AMENDMENT TO BUSINESS LOAN AGREEMENT
(“Agreement”)

Effective Date:	September 23, 2014
Original Promissory Note:
Effective Date:	October 13, 2011
Lender:	Inwood National Bank 7621 Inwood Road Dallas, Texas 75209
Borrower:	JBGL Builder Finance, LLC 3131 Harvard Avenue, Suite 103 Dallas, Texas 75205
Stated Principal Amount:	$6,000,000.00
Maturity Date:	October 13, 2012

First Renewal:
Effective Date:	October 13, 2012
Stated Principal Amount:	$8,000,000.00
Maturity Date:	October 13, 2013

Second Renewal:
Effective Date:	October 13, 2013
Stated Principal Amount:	$25,000,000.00
Maturity Date:	October 13, 2014

Collateral:

a.	Commercial Security Agreement (“Security Agreement”) dated effective as of October 13, 2011, as amended, granting a security interest in all of Borrower’s existing and future notes receivable, and other items of collateral more fully described therein and made a part hereof. (The Security Agreement and corresponding security interests described therein are to be released hereby, as described below).
b.	Terms, Conditions, and Provisions contained in that certain Business Loan Agreement (Asset Based), as amended (collectively, “Loan Agreement”), dated effective as of October 13, 2011, executed and delivered by Borrower and Lender.

c.	Cross-Pledge Agreement dated effective as of October 11, 2013, entered into by and among Lender, Borrower and JBGL Model Fund 1, LLC, a Texas limited liability company (“Cross-Pledge”)

d.	Deed to Secure Debt, Assignment of Rents and Leases, Security Agreement and Fixture Filing (“Deed to Secure Debt”), dated effective as of November 13, 2014, entered into by and among Johns Creek 206, LLC, a Georgia limited liability company, as Grantor. Lender, as Grantee, and Borrower, as Borrower named therein, duly filed and recorded on November 18, 2013, in Deed Book 53336, Page 608, Instrument Number 2013-0289636, Clerk of Superior Court, Fulton County, Georgia.

(Original Promissory Note, First Renewal, and Second Renewal are hereafter collectively referred to as the “Promissory Note”, and the Security Agreement, Loan Agreement, Cross-Pledge, and Deed to Secure Debt, and all documents and instruments described therein are hereafter collectively referred to as the “Collateral Documents”).

Modification to Promissory Note:

1. Maturity Date. The maturity date of the Promissory Note is hereby extended from October 13, 2014 to October 13, 2015 (“Maturity Date”). Borrower will pay regular monthly payments of all accrued and unpaid interest due as of each payment date, beginning October 13, 2014, with all subsequent interest payments to be due on the same day of each month thereafter until the Maturity Date, when all unpaid principal and accrued but unpaid interest shall be due and payable in full.

Modification and Amendment to Loan Agreement:

1. Financial Reporting Requirements. Borrower’s affirmative covenants contained in the Loan Agreement requiring Borrower to provide various financial reports are hereby deleted and substituted with the following:

“Annual Statements. As soon as available, but in no event later than one hundred twenty (120) days after the end of each fiscal year, Borrower shall furnish to Lender audited financial statements of Borrower’s balance sheet and income statement for the year ended, and containing all other financial information required by Lender, compiled and prepared by a certified public accountant satisfactory to Lender.

“Interim Statements. As soon as available, but in no event later than sixty (60) days after the end of each month. Borrower shall furnish to Lender Borrower’s balance sheet, income statement, and profit and loss statement, for the month ended, prepared by Borrower in reasonable form and substance acceptable to Lender.

“Tax Returns. Within thirty (30) days after the earlier of the due date, the date of filing, or the date any duly filed extension of filing expires, but in any event on or before October 15th of each year, true, correct, and complete copies of IRS annual tax returns for Borrower shall be delivered to Bank.”

2. Release of Collateral. Effective as of the Effective Date hereof, Borrower and Lender agree that the Security Agreement and corresponding security interests described therein are hereby terminated and released as collateral for the loan described herein. Notwithstanding the foregoing or anything contained herein to the contrary, in no event shall the Cross-Pledge or Deed to Secure Debt, or any collateral other than the Security Agreement, be hereby released.

3. Covenant Compliance Certificate. From and after the Effective Date hereof, Borrower shall no longer be required to provide Lender with a detailed note receivable listing.

4. Restrictions on Guaranties. From and after the Effective Date hereof, Borrower shall be permitted to provide any unsecured guarantee of any debt or obligation.

5. Maximum Debt-to-Worth Requirements. From and after the Effective Date hereof, and while any of the indebtedness and obligations owed by Borrower to Lender and arising out of the Promissory Note and the Collateral Documents remains in effect and unpaid, Borrower shall maintain a Debt-to-Worth ratio not to exceed 1-to-1. For purposes hereof, “Debt-to-Worth” ratio shall mean the sum of Borrower’s total debt for borrowed money (excluding any unsecured guarantee) divided by Borrower’s total Net Worth. As a consequence of the foregoing requirement, the existing Tangible Net Worth Requirement is hereby terminated and no longer in effect.

6. Termination of Borrowing Base; Additional Collateral. The term “Borrowing Base”, as defined in the Loan Agreement, is hereby deleted and the loan described herein shall no longer be governed by a “Borrowing Base”. Borrower covenants and agrees that Borrower will hereafter provide additional collateral when required for the loan to remain in compliance with all of Borrower’s warranties, representations, covenants, and other requirements described in the documents evidencing the loan described herein. Any such additional collateral will be in a form and of a value acceptable to Lender in its sole discretion.

7. Partial Release of Lien. Borrower and Lender agree that, upon the sale and release of single-family residence lots which are collateral for the loan hereunder and more fully described in the Deed to Secure Debt, Lender will not require application of the proceeds of such sale to the outstanding balance owed hereunder; rather, such net sale proceeds will be used to reduce the value of the collateral pool available for inclusion in calculating and complying with financial covenants and obligations including, but not limited to maintaining a loan-to-value not to exceed sixty percent (60%).

Borrower and Lender acknowledge and agree that this Agreement is given in renewal, extension, and modification, and not in extinguishment, of the Promissory Note. Borrower hereby ratifies all previous advances, draws, and draw requests made under the terms of the Promissory Note and, further, Borrower hereby reaffirms all terms, conditions, and obligations of Borrower contained in the Promissory Note, the Loan Agreement, the Security Agreement, the Cross-Pledge, the Deed to Secure Debt, and all collateral and ancillary documents thereto, except as modified herein. Borrower agrees that, except as otherwise provided and agreed herein, such modification shall in no manner alter, effect, impair, or abrogate the Promissory Note or the Collateral Documents describing the liens and security interests and collateral interests securing the payment of same, and that said liens, security interests, and collateral interests shall not in any manner be waived; the purpose of this instrument being simply to modify the terms of the Promissory Note and the Loan Agreement as forth above. Except as modified above, all terms and provisions of the Promissory Note, the Collateral documents, and of the instrument or instruments creating or fixing the liens, security interests, and collateral interests securing the payment of same are and such shall be, and remain, in full force and effect as therein written.

To the extent a conflict exists between the terms and conditions contained in this Agreement and the Note and Collateral Documents, this Agreement shall control.

Executed effective as of (but not necessarily on) the date first written above.

Borrower:

JBGL Builder Finance, LLC,

By:	/s/ James R. Brickman
James R. Brickman, Manager

Lender:

INWOOD NATIONAL BANK

By:	/s/ Keil W. Strickland
Keil W. Strickland
Vice President

NO ORAL AGREEMENTS
DISCLOSURE

September 23, 2014

TO:	JBGL Builder Finance, LLC Attn: Jim Brickman 3131 Harvard Avenue, Suite 103 Dallas, Texas 75205
Re:	Third Renewal, Extension, Modification, and Amendment of an original loan in the stated principal amount of $6,000,000.00 (“Loan”), dated October 13, 2011, from Inwood National Bank (“Bank”) to JBGL Builder Finance, LLC (“Borrower”)

Gentlemen:

Pursuant to the requirements of Texas law, the Bank notifies you of the following:

THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

The “Loan Agreement” referred to above includes all promises, promissory notes, agreements, loan agreements, deeds of trust, guaranty agreements, undertakings, security agreements, assignments, or other documents, or commitments, or any combination of those actions or documents which the Borrower or Guarantor, or both, may have signed or received relating to the Borrower’s transaction with the Bank represented by, among other things, a Third Renewal, Extension, and Modification of Promissory Note and Third Amendment to Business Loan Agreement, dated effective as of the date hereof, in the current stated principal amount of $25,000,000.00, executed by Borrower and payable to the order of Bank. This notice does not apply to any credit card, charge card, or an open-end account intended or used primarily for personal, family, or household use.

INWOOD NATIONAL BANK

By:	/s/ Keil W. Strickland
Keil W. Strickland
Vice President

BORROWER:

JBGL Builder Finance, LLC,

By:	/s/ James R. Brickman
James R. Brickman, Manager

FEE SCHEDULE

JBGL Builder Finance, LLC
#104403439

Origination Fee	$50,000.00
Inspection Fee	$2,500.00
Attorney Fee	$700.00
Flood Determination Fee	$16.00
TOTAL:	$53,216.00

Acknowledged this 30th day of September, 2014.

JBGL Builder Finance, LLC,

By:	/s/ James R. Brickman
Printed Name: James R. Brickman
Title: Manager

INWOOD NATIONAL BANK

By:	/s/ Keil W. Strickland
Printed Name:	Keil W. Strickland
Title:	Vice President